SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


      Date of Report (date of earliest event reported): September 15, 2008

                                QUANTUM MRI, INC.
                                -----------------
             (Exact name of Registrant as specified in its charter)


        Washington                     0-31679                54-0231483
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(State or other jurisdiction    (Commission File No.)        (IRS Employer
of incorporation)                                          Identification No.)


                                 4750 Paton St.
                         Vancouver, B.C., Canada V6L 2J1
                ------------------------------------------------
          (Address of principal executive offices, including Zip Code)


       Registrant's telephone number, including area code: (303) 506-1633
                                                           ---------------


                                       N/A
                     --------------------------------------
          (Former name or former address if changed since last report)




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Item 4.01   Change in Registrant's Certifying Accountant

     Effective September 15, 2008 the Company hired Gruber & Company, LLC ("Gruber & Co.") as the Company's independent certified public accountants.

     During the two most recent fiscal years and subsequent interim period ended September 15, 2008, the Company did not consult with Gruber & Co. regarding the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statement. There were no matters that were the subject of a disagreement or a reportable event, as defined in the regulations of the Securities and Exchange Commission, between the Company and its prior auditors.

     The change in the Company's auditors was recommended and approved by the director of the Company. The Company does not have an audit committee.



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


                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  November 20, 2008                  QUANTUM MRI, INC.



                                          By:  /s/ Kelly Fielder
                                               ----------------------------
                                               Kelly Fielder
                                               President